UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2007

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure.

On June 5, 2007, at approximately 8:20 a.m. Eastern Time / 7:20 a.m. Central Time, Steve Childers, chief financial officer of Consolidated Communications Holdings, Inc. (the “Company”), will speak at the Deutsche Bank 2007 Media and Telecommunications Conference (the “Conference”) in New York.

The presentation will be available live and for replay and can be accessed from the “Investor Relations” section of the Company’s website at http://ir.consolidated.com. Attached as Exhibit 99.1 are the PowerPoint slides that Mr. Childers will present at the Conference. On May 21, 2007, the Company issued a press release announcing the presentation at the Conference. A copy of this press release was included as Exhibit 99.3 to the Company’s Form 8-K dated May 30, 2007.

The information in this Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Conference PowerPoint slides.
99.2	Press release dated May 21, 2007 (incorporated by reference to Exhibit 99.3 to the Company’s Form 8-K dated May 30, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2007
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

Exhibit No.	Description
99.1	Conference PowerPoint slides.
99.2	Press release dated May 21, 2007 (incorporated by reference to Exhibit 99.3 to the Company’s Form 8-K dated May 30, 2007).